SECOND AMENDMENT
TO THE
PNM RESOURCES, INC.
2022 LONG-TERM INCENTIVE PLAN
PNM Resources, Inc. previously adopted the 2022 Long-Term Incentive Plan (the “Plan”) pursuant to the PNM Resources, Inc. 2014 Performance Equity Plan (the “PEP”). The Plan has been amended on one prior occasion. PNM Resources, Inc. was subsequently renamed as TXNM Energy, Inc. (the “Company”). By this instrument, the Company desires to amend the Plan as set forth below.
1.This Second Amendment shall be effective as of the date executed below.
2.The first sentence of the first bullet point of Introduction of the Plan is hereby amended by replacing “PNM Resources, Inc.” with “TXNM Energy, Inc.”
3.Attachment B to the Plan is hereby amended and restated to read as attached as Exhibit 1 hereto.
4.Attachment C to the Plan is hereby amended and restated to read as attached as Exhibit 2 hereto.
5.The first sentence of Attachment D to the Plan is hereby amended by replacing “PNM Resources, Inc.” with “TXNM Energy, Inc.,” except with respect to the reference to the PNM Resources, Inc. 2014 Performance Equity Plan.
6.This Second Amendment amends only the provisions of the Plan as noted above, and those provisions not expressly amended shall be considered in full force and effect. Notwithstanding the foregoing, this Second Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions and intent of this Second Amendment.

4855-4070-2672.8

IN WITNESS WHEREOF, the Company has caused this Second Amendment to be executed by its duly authorized representative on this 12th day of September , 2024.
TXNM ENERGY, INC.

By:    /s/ Patricia K. Collawn
Patricia K. Collawn
Its: Chief Executive Officer

4855-4070-2672.8

Exhibit 1

ATTACHMENT B
Performance Share Award Opportunity Table

Officer Level	Threshold Award	Target Award	Maximum Award
CEO	Performance Shares = 101.5% of base salary	Performance Shares = 203% of base salary	Performance Shares = 406% of base salary
President and COO as of May 21, 2022	Performance Shares = 57.75% of base salary	Performance Shares = 115.5% of base salary	Performance Shares = 231% of base salary
EVP; and SVP and Chief Financial Officer from January 1, 2022 through May 20, 2022	Performance Shares = 52.5% of base salary	Performance Shares = 105% of base salary	Performance Shares = 210% of base salary
General Counsel, Senior Vice President Regulatory and Public Policy	Performance Shares = 47.25% of base salary	Performance Shares = 94.5% of base salary	Performance Shares = 189% of base salary
All other SVPs	Performance Shares = 29.75% of base salary	Performance Shares = 59.5% of base salary	Performance Shares = 119% of base salary
VP and Chief Information Officer; and VP, Human Resources	Performance Shares = 19.25% of base salary	Performance Shares = 38.5% of base salary	Performance Shares = 77% of base salary
All other VPs	Performance Shares = 17.5% of base salary	Performance Shares = 35% of base salary	Performance Shares = 70% of base salary

4855-4070-2672.8

Exhibit 2

ATTACHMENT C
Time-Vested Restricted Stock Rights Award Opportunity Table

Officer Level	Award
CEO	Restricted Stock Rights = 87% of base salary
President and COO	Restricted Stock Rights = 49.5% of base salary
EVP	Restricted Stock Rights = 45% of base salary
General Counsel, Senior Vice President Regulatory and Public Policy	Restricted Stock Rights = 40.5% of base salary
All other SVPs	Restricted Stock Rights = 25.5% of base salary
VP and Chief Information Officer; and VP, Human Resources	Restricted Stock Rights = 16.5% of base salary
All other VPs	Restricted Stock Rights = 15% of base salary

    4